EXHIBIT 10.1
Execution Copy
WAIVER AGREEMENT
     This WAIVER AGREEMENT (“Agreement”) dated as of June 9, 2008 (“Effective Date”) is among Pioneer Drilling Company, a Texas corporation (“Borrower”), the Guarantors (as defined below), the Lenders (as defined below) signatory hereto, and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as issuing lender (in such capacity, the “Issuing Lender”), and as swing line lender (in such capacity, the “Swing Line Lender”).
RECITALS
     A. The Borrower is party to that certain Credit Agreement dated as of February 29, 2008 (the “Credit Agreement”) among the Borrower, the lenders party thereto from time to time (the “Lenders”), the Administrative Agent, the Issuing Lender, and the Swing Line Lender.
     B. The Borrower has requested that the Lenders (i) acknowledge the existence of a Default (as defined in the Credit Agreement), and (ii) provide for a waiver for such Default as set forth below, and the Lenders signatory hereto have agreed, subject to the terms and conditions of this Agreement, to such acknowledgement and waiver.
     NOW THEREFORE, in consideration of the benefits to be derived by the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms; Etc. As used in this Agreement, each of the capitalized terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each capitalized term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
     Section 2. Waiver. The Borrower hereby acknowledges the existence of a Default arising from the Borrower’s failure to timely deliver internally prepared Financial Statements within 60 days after the end of the fiscal quarter ending on March 31, 2008 certified by a Financial Officer of the Borrower as fairly presenting in all material respects the financial condition of the Borrower, together with a duly completed Compliance Certificate, in each case as required under Section 5.2(b) of the Credit Agreement (the “Existing Default”). Subject to the terms and conditions of this Agreement, the Lenders hereby waive the Existing Default; provided however that (a) the Borrower complies with the requirements of Section 5.2(b) of the Credit Agreement for the fiscal quarter ending on March 31, 2008 on or before August 13, 2008, and (b) until such time as the Borrower complies with the requirements of Section 5.2(b) of the Credit Agreement for the fiscal quarter ending on March 31, 2008, (i) the sum of the aggregate outstanding amount of all Revolving Advances plus the Letter of Credit Exposure plus the aggregate outstanding amount of all Swing Line Advances shall not exceed $350,000,000 at any time (provided, however, that the Commitment Fee shall continue to be calculated based on the Total Commitment) and (ii) the Applicable Margin shall be determined at Level V. In addition, as a result of and in connection with the Existing Default, the Lenders hereby waive the requirement that the Borrower make the representation set forth in Section 4.4(a) with respect to the audited financial statements for the Borrower and its Restricted Subsidiaries (other than the Wedge Entities) dated as of December 31, 2007 being true and correct in all material respects and presenting fairly in all material respects the consolidated financial condition of the Borrower and its Restricted Subsidiaries (other than the Wedge Entities) as of the date thereof (the “Financial Statement Representation”) until the earlier of (A) the date of the Borrower’s compliance with the requirements of Section 5.2(b) of the Credit Agreement for the fiscal quarter ending on March 31, 2008 and (B) August 13, 2008. The waivers by the Lenders described in this Section 2 are contingent upon the satisfaction of the conditions precedent set forth in Section 4 below and are limited to the Existing Default and the Financial Statement Representation. Such waiver shall not be construed to be a permanent waiver of the Sections covered by the Existing Default or the Financial Statement Representation or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. The description herein of the Existing Default is based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default. The failure of the Lenders to give notice to the Borrower or the Guarantors of any such other Defaults or Events of Default is not intended to be nor shall be a waiver thereof.
     Section 3. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties of such Person contained in the Credit Agreement (other than the Financial Statement Representation) and the representations and warranties of such Person contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, limited liability company or partnership power and authority of such Person and have been duly authorized by appropriate corporate, limited liability company or partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.
     Section 4. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent: (a) the Administrative Agent shall have received multiple counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower and the Majority Lenders; and (b) the Borrower shall have paid (i) to the Administrative Agent for the pro rata account of the Lenders executing this Agreement, an amendment and consent fee equal to 0.02% of each such Lender’s Revolving Commitment in effect as of the Effective Date and (ii) any other fees as may be agreed to between the Administrative Agent and the Borrower and all fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented for payment on or prior to the Effective Date. Such fees shall be non-refundable and deemed to be fully earned when paid.
     Section 5. Acknowledgments and Agreements.
          (a) The Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.
          (b) The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents other than as expressly set forth above with respect to the Existing Default, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, other than as expressly set forth above with respect to the Existing Default and the Financial Statement Representation, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Credit Documents. The Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Credit Document.
          (c) The Borrower hereby agrees and acknowledges that the Lenders require and will require strict performance by the Borrower of all of its obligations, agreements and covenants contained in the Credit Agreement and the other Credit Documents, and no inaction or action regarding any Default or Event of Default is intended to be or shall be a waiver thereof.
          (d) Each of the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, the Swing Line Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement and acknowledges and agrees that, except as specifically waived or amended hereby, the Credit Agreement is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the Guaranty, are not impaired in any respect by this Agreement, other than as expressly set forth above with respect to the Existing Default and the Financial Statement Representation.
          (e) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.
     Section 6. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.
     Section 7. Counterparts; Successors and Assigns. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed electronically or by facsimile signature and all such signatures shall be effective as originals. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
     Section 8. Invalidity; Governing Law. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.
     Section 9. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE]

     EXECUTED effective as of the date first above written.

BORROWER:	PIONEER DRILLING COMPANY
	By:	/s/ Joyce M. Schuldt
Joyce M. Schuldt
Chief Financial Officer

GUARANTORS:	PIONEER DRILLING SERVICES, LTD.
PIONEER PRODUCTION SERVICES, INC.
PIONEER WIRELINE SERVICES
   HOLDINGS, INC.
PIONEER WELL SERVICES HOLDINGS, INC.
PIONEER FISHING & RENTAL SERVICES
   HOLDINGS, INC.
PIONEER WELL SERVICES, LLC
PIONEER FISHING & RENTAL SERVICES, LLC
PIONEER WIRELINE SERVICES, LLC

	Each by:	/s/ Joyce M. Schuldt
Joyce M. Schuldt
Chief Financial Officer

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

ADMINISTRATIVE AGENT/ ISSUING LENDER/ SWING LINE LENDER/ LENDER:	WELLS FARGO BANK, N.A.
	By:	/s/ Eric Hollingsworth
Eric Hollingsworth
Senior Vice President

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

LENDERS:	WELLS FARGO BANK, N.A., as a Lender
	By:	/s/ Eric Hollingsworth
		Name:	Eric Hollingsworth
		Title:	Senior Vice President

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

FORTIS BANK SA/NV, NEW YORK BRANCH, as a Lender
By:	/s/ Svein Engh
	Name:	Svein Engh
	Title:	Managing Director

By:	/s/ K. De Lathauwer
	Name:	K. De Lathauwer
	Title:	Director

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

AMEGY BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Michael Skarke
	Name:	Michael Skarke
	Title:	Assistant Vice President

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

NATIXIS, as a Lender
By:	/s/ Timothy L. Polvado
	Name:	Timothy L. Polvado
	Title:	Managing Director

By:	/s/ Carlos L. Quinteros
	Name:	Carlos L. Quinteros
	Title:	Director

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender
By:	/s/ Christopher C. Patterson
	Name:	Christopher C. Patterson
	Title:	Global Operations Manager-Capital Markets

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Gary L. Mingle
	Name:	Gary L. Mingle
	Title:	Senior Vice-President

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

COMERICA BANK, as a Lender
By:	/s/ Gary Culbertson
	Name:	Gary Culbertson
	Title:	Vice President

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

THE FROST NATIONAL BANK, as Issuing Lender for Existing Letters of Credit and a Lender
By:	/s/ Gregg Chinn
	Name:	Gregg Chinn
	Title:	Senior Vice President

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Lender
By:	/s/ Brian N. Thomas
	Name:	Brian N. Thomas
	Title:	Vice President

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Steven F. Larsen
	Name:	Steven F. Larsen
	Title:	First Vice President

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

BANK OF SCOTLAND plc, as a Lender
By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

Signature Page to Waiver Agreement
(Pioneer Drilling Company)

WHITNEY NATIONAL BANK, as a Lender
By:	/s/ Paul W. Cole
	Name:	Paul W. Cole
	Title:	Vice President

Signature Page to Waiver Agreement
(Pioneer Drilling Company)